     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

Insured Municipal Income Fund Inc.

(Name of Registrant as Specified In Its Charter)

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Insured Municipal Income Fund Inc.

51 West 52nd Street
New York, New York 10019-6114

May 30, 2008

Dear shareholder:

The enclosed proxy statement relates to the 2008 annual meeting of shareholders. The proxy statement is accompanied by your fund’s annual report for the twelve months ended March 31, 2008.

As in prior years, the proxy statement outlines the process of voting your shares to elect directors of the fund. Your vote is important to us; we ask you to consider the enclosed proxy statement carefully and to vote your shares.

The annual report covers your fund’s performance over the fiscal year—a year that proved to be among the most challenging since the fund commenced operations in 1993. Numerous events in the fixed income markets—including the credit crisis—impacted municipal bonds and, consequently, the fund.

Additionally, the year also saw an unprecedented “freeze” of the auction process that the fund’s preferred shareholders have relied on for liquidity for years. We remain keenly aware of concerns relating to the fund’s preferred shareholders’ loss of liquidity. We are currently evaluating a number of options, taking into consideration the potential impact on all shareholders, common and preferred. However, given the complexities involved, this evaluation will take some time; we will update shareholders, most likely initially through a press release, should a particular course or courses of action be adopted.

For a broader overview of your fund’s performance during the fiscal year, please refer to the enclosed annual report.

Sincerely,

Kai R. Sotorp
President
Insured Municipal Income Fund Inc.

(This page has been left blank intentionally)

Insured Municipal Income Fund Inc.
(New York Stock Exchange Trading Symbol: PIF)
Notice of annual meeting of shareholders
July 17, 2008

To the shareholders:

The annual meeting of shareholders of Insured Municipal Income Fund Inc., a Maryland corporation (the “Fund”), will be held on July 17, 2008 at 10:00 a.m., Eastern time, on the 16th Floor of the CBS Building located at 51 West 52nd Street, New York, New York 10019-6114 for the following purposes:

Matters to be voted upon by all shareholders:

(1)	To elect four (4) directors to serve until the annual meeting of shareholders in 2009 and until their successors are elected and qualified or until they resign or are otherwise removed; and
(2)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Matters to be voted upon only by holders of auction preferred shares:

(3)	To elect two (2) directors to serve until the annual meeting of shareholders in 2009 and until their successors are elected and qualified or until they resign or are otherwise removed.

You are entitled to vote at the meeting and any adjournment or postponement thereof if you owned Fund shares at the close of business on May 16, 2008. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

By order of the board of directors,

Mark F. Kemper
Vice President and Secretary

May 30, 2008
51 West 52nd Street
New York, New York 10019-6114

Your vote is important no matter how many shares you own

Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the nominees for director for which you are entitled to cast a vote named in the attached proxy statement and in the proxies’ discretion, either “FOR” or “AGAINST” any other business that may properly arise at the annual meeting. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy card promptly.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.   Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.   Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.   All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., executor

Insured Municipal Income Fund Inc.

51 West 52nd Street
New York, New York 10019-6114

Proxy statement

Annual meeting of shareholders to be held on July 17, 2008
This proxy statement is furnished to the shareholders of Insured Municipal Income Fund Inc. (the “Fund”) in connection with the board of directors’ solicitation of proxies to be used at the annual meeting of the shareholders of the Fund to be held on July 17, 2008, at 10:00 a.m., Eastern time, on the 16th Floor of the CBS Building located at 51 West 52nd Street, New York, New York 10019-6114, or any adjournment or postponement thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about May 30, 2008.

A majority of the shares outstanding on May 16, 2008, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund’s auction preferred shares (“APS”) with respect to the election of the two directors to be elected solely by the APS), or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the chairman of the meeting or the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. If submitted to shareholders, any such adjournment will require the affirmative vote of holders of a majority of those shares represented at the annual meeting in person or by proxy (or a majority of votes cast if a quorum is present). A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Broker non-votes are proxies for shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Abstentions and broker non-votes will have no effect on Proposals 1 and 3, for which the required vote is a plurality of the votes cast on the matter.

Except as otherwise indicated herein, all of the outstanding shares of the Fund’s common stock and APS will vote together as a single class. Each full share of the Fund’s common stock or APS is entitled to one vote, and each fractional share of the Fund’s common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 3, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund’s directors.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the six nominees for director named herein and, in the proxies’ discretion, either FOR or AGAINST any other business that may properly be presented at the annual meeting. With respect to the holders of the Fund’s common stock, if you give no voting instructions, your shares will be voted FOR the four nominees for director named herein for which the holders of the common stock are entitled to vote and, in the proxies’ discretion, either FOR or AGAINST any other business that may properly be presented at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund’s Secretary, care of UBS Global Asset Management (Americas) Inc., at 51 West 52nd Street, New York, New York 10019-6114. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person, you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

As of the record date, May 16, 2008, the Fund had outstanding 20,628,363 shares of common stock and 4,200 shares of the APS, representing Series A, Series B, Series C, Series D, Series E and Series F shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) or UBS Financial Services Inc., who will not receive any compensation therefor from the Fund.

UBS Global AM serves as the Fund’s investment advisor and administrator. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. Principal business offices of UBS Global AM are located at 51 West 52nd Street, New York, New York 10019-6114 and at One North Wacker Drive, Chicago, Illinois 60606. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

The Fund’s annual report containing financial statements for the fiscal year ended March 31, 2008 is being mailed to shareholders concurrently with this proxy statement.

Proposals 1. and 3. Election of directors

Proposals 1 and 3 relate to the election of directors of the Fund. Management proposes the election of the six nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed.

Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund’s directors. Meyer Feldberg and Richard R. Burt have been nominated as the directors that are to be elected solely by holders of the APS. The other four directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, Alan S. Bernikow, Bernard H. Garil and Heather R. Higgins have been nominated as the directors who are to be voted on by all common stock and APS holders. Each of the nominees was last elected director at an Annual Meeting of Shareholders held on July 19, 2007. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your APS shares will be voted FOR the election of all six nominees; and, if you are a holder of the common stock, your shares of common stock will be voted FOR the four nominees who are to be voted upon by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

Directors, including those who are not “interested persons” of the Fund as that term is defined by the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Directors”), shall be elected by a plurality of the votes cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (21 persons) beneficially owned any shares of the Fund’s common stock or APS on April 30, 2008.

Listed in the table below, for each nominee, is a brief description of the nominee’s experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Term of
	Position(s)	office* and		Number of portfolios
	held with	length of	Principal occupation(s)	in Fund complex	Other directorships
Name, address, and age	Fund	time served	during past 5 years	overseen by nominee	held by nominee

Interested director:
Meyer Feldberg†; 66 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1993	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as President of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 30 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.
Independent directors:
Richard Q. Armstrong; 72 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1995 (Director); Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).	Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Term of
	Position(s)	office* and		Number of portfolios
	held with	length of	Principal occupation(s)	in Fund complex	Other directorships
Name, address, and age	Fund	time served	during past 5 years	overseen by nominee	held by nominee

Alan S. Bernikow; 67 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and nominating and corporate governance committee).

Richard R. Burt; 61 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1995	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Bernard H. Garil; 67 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Term of
	Position(s)	office* and		Number of portfolios
	held with	length of	Principal occupation(s)	in Fund complex	Other directorships
Name, address, and age	Fund	time served	during past 5 years	overseen by nominee	held by nominee

Heather R. Higgins; 48 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also had served on the board of the Hoover Institution (executive committee) (1995–2000 and 2001–2007).	Ms. Higgins is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

*	Each director holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age.
†	Professor Feldberg is deemed an “interested person” of the Fund as defined in the 1940 Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Information about nominee ownership of fund shares

	Dollar range	Aggregate dollar range of equity securities in all
	of equity	registered investment companies overseen by nominee
	securities	for which UBS Global AM or an affiliate serves as
Nominee	in Fund†	investment advisor, sub-advisor or manager†

Interested director:
Meyer Feldberg	None	Over $100,000
Independent directors:
Richard Q. Armstrong	None	Over $100,000
Alan S. Bernikow	None	Over $100,000
Richard R. Burt	None	Over $100,000
Bernard H. Garil	None	Over $100,000
Heather R. Higgins	None	$50,001 - $100,000

†	Information regarding ownership of shares of the Fund is as of April 30, 2008; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2007.

As of December 31, 2007, the Independent Directors or their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

The board of directors of the Fund met five times during the fiscal year ended March 31, 2008. Each director attended 75% or more of the board meetings during the last fiscal year. The Fund’s directors are not required to attend the Fund’s annual meetings, and no directors attended the annual meeting of shareholders in 2007.

The board has established an Audit Committee that acts pursuant to a written charter (“Audit Committee Charter”) and is responsible for, among other things: (i) overseeing the scope of the Fund’s audit, (ii) overseeing the Fund’s accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as determining the compensation thereof. The Audit Committee Charter is available on UBS Global AM’s Web site at http://www.ubs.com/1/e/globalam/america/individual_investors/closed_end.html, and a copy of the charter is attached as Exhibit A. In furtherance of its duties, the Audit Committee also is responsible for, among other things: receiving reports from the Fund’s independent registered public accounting firm regarding its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring of UBS Global AM and the Fund’s independent registered public accounting firm as to the Fund’s qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; and reviewing with the independent registered public accounting firm any problems or difficulties the independent registered public accounting firm may have encountered during the conduct of the audit.

Although the Audit Committee has the responsibilities set forth in its Audit Committee Charter and described above, it is not responsible for planning or conducting the Fund’s audit or determining whether the Fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. In fulfilling their responsibilities under the Fund’s Audit Committee

Charter, it is recognized that (i) the members of the Audit Committee are not full-time employees of the Fund; (ii) it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or any other types of auditing and accounting reviews or procedures or to set auditor independence standards; and (iii) each member of the Audit Committee shall be entitled to rely on: (a) the integrity of those persons within or outside of the Fund from whom he or she receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global AM or other third parties as to any information technology, internal audit and other non-audit services provided by the independent registered public accounting firm to the Fund. The review of the Fund’s financial statements by the Fund’s Audit Committee is not of the same quality as the audit performed by the independent registered public accounting firm.

None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his or her independence from management or the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE’’) applicable to closed-end funds. Each member of the Fund’s Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met six times during the fiscal year ended March 31, 2008, and each member attended 75% or more of those meetings.

The Fund’s Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T; (c) received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as adopted by the PCAOB in Rule 3600T, and has discussed with the independent registered public accounting firm its independence; and (d) based upon its review of the above, recommended to the board that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended March 31, 2008. The members of the Audit Committee are Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Bernard H. Garil and Heather R. Higgins.

The board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (“Nominating and Corporate Governance Committee Charter”). The Nominating and Corporate Governance Committee is responsible for, among other things, identifying, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board; making recommendations to the Board with respect to compensation of board and committee members; overseeing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other governance functions as the board may from time to time delegate to the Nominating and Corporate Governance Committee. A copy of the Nominating and Corporate Governance Committee Charter is not available on UBS Global AM’s Web site, but a copy of the Nominating and Corporate Governance Committee Charter is attached as Exhibit B. The Nominating and Corporate Governance Committee currently consists of Messrs. Burt and Garil and Ms. Higgins, none of whom is an “interested person” for purposes of the 1940 Act, and all of whom are independent as defined under listing standards of the NYSE applicable to closed-end funds. The Nominating and Corporate Governance Committee met once during the fiscal year ended March 31, 2008, and each member attended the meeting.

In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closedend funds and is otherwise qualified under applicable laws and regulations to serve as a member of the board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other board members; and (vi) the extent to which the candidate would be a desirable addition to the board and any committees thereof.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard Burt, care of the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by shareholders. The board does not have a standing compensation committee. Shareholders can send other communications to the board care of its Chairman at the following address: Mr. Richard Q. Armstrong—UBS Funds, c/o Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019.

Prior to January 1, 2008, each Independent Director received, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $95,000 and a $13,000 fee for each regular joint board meeting of the boards of those funds (and each in-person special joint board meeting of the boards of those funds) actually attended. Effective January 1, 2008, each Independent Director receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $100,000 and a $15,000 fee for each regular joint board meeting of the boards of those funds (and each in person special joint board meeting of the boards of those funds) actually attended. Independent Directors who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Director receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where a fund’s board must meet separately from the regularly scheduled joint board meetings. Independent Directors who participate in scheduled telephonic meetings of the board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

The board’s Chairman receives annually an additional $50,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance

Committee receives annually an additional $25,000; provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. Independent Directors who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each such meeting actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds’ relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense is allocated according to the number of such funds. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. The table below includes certain information relating to the compensation of the Fund’s directors. Professor Feldberg, an “interested person” of the Fund, is compensated by UBS Global AM with respect to those funds for which UBS Global AM serves as advisor, sub-advisor or manager.

Compensation table†

		Total
	Aggregate	compensation
	compensation	from the Fund
	from the	and the Fund
Name of person, position	Fund*	complex**

Richard Q. Armstrong, director	$5,147	$219,000
Alan S. Bernikow, director	4,863	204,000
Richard R. Burt, director	4,747	198,000
Meyer Feldberg, director††	0	135,000
Bernard H. Garil, director	4,274	173,000
Heather R. Higgins, director	4,274	173,000

†	Only Independent Directors are compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager; directors who are “interested persons,” as defined by the 1940 Act, do not receive compensation from the UBS Global AM funds.
††	Professor Feldberg is an “interested person” of the Fund by virtue of his position as senior advisor with Morgan Stanley. As such, Professor Feldberg is not compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager. The compensation amounts listed in the compensation table for Professor Feldberg represent only those amounts paid by other funds within the Fund Complex for which UBS Global AM does not serve as investment advisor, sub-advisor or manager. Professor Feldberg is compensated by UBS Global AM with respect to his service on the Fund’s board.
*	Represents fees paid to each director during the fiscal year ended March 31, 2008.
**	Represents fees paid during the calendar year ended December 31, 2007 to each board member by: (a) 17 investment companies in the case of Messrs. Armstrong, Bernikow, Burt and Garil and Ms. Higgins; and (b) 30 investment companies in the case of Professor Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Information concerning independent registered public accounting firm

The Fund’s financial statements for the fiscal year ended March 31, 2008, were audited by Ernst & Young LLP (“Ernst & Young”), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund’s federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young’s independence. The Audit Committee of the Fund has selected Ernst & Young as the Fund’s independent registered public accounting firm, and such selection also has been approved by the Fund’s board for the fiscal year ending March 31, 2009. Ernst & Young has been the Fund’s independent registered public accounting firm since its inception in June 1993. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their response.

Audit fees
The aggregate audit fees billed by Ernst & Young for professional services rendered to the Fund for the fiscal years ended March 31, 2008 and March 31, 2007 were approximately $40,000 and $40,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-related fees
The aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $8,700 and $8,773, respectively, in each of the fiscal years ended March 31, 2008 and March 31, 2007.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2007 and 2006 semiannual financial statements, (2) review of the consolidated 2006 and 2005 reports on the profitability of the UBS funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) auction preferred shares testing for the Fund’s fiscal years ended 2008 and 2007.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax fees
The aggregate tax fees billed by Ernst & Young for services rendered to the Fund for each of the fiscal years ended March 31, 2008 and March 31, 2007 were approximately $12,990 and $12,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All other fees
For the fiscal years ended March 31, 2008 and March 31, 2007, there were no fees billed by Ernst & Young for other services provided to the Fund. Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Audit Committee Charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

The Audit Committee shall:

2. Pre-approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global”)] and any Covered Service Providers, if the engagement relates directly to the operations and

1	The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;

financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such subcommittee shall report to the Committee, at its next regularly scheduled meeting after the subcommittee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global or the Fund’s officers).

Aggregate non-audit fees
For the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate non-audit fees billed by Ernst & Young of approximately $146,599 and $21,273, respectively, included non-audit services rendered on behalf of the Fund of approximately $21,690 and $21,273, respectively, and non-audit services rendered on behalf of the Fund’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund of approximately $124,909 and $0, respectively.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Fund’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young’s independence.

(vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment advisor and (c) any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

Executive officers

Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund’s officers currently receives any compensation from the Fund. The executive officers of the Fund are:

		Term of office†	Principal occupation(s) during past 5 years;
	Position(s) held	and length of	number of portfolios in Fund complex
Name, address, and age	with Fund	time served	for which person serves as officer

Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President); since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) prior to which he was a director (since 2001) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. He has been with UBS Global AM—Americas region since 1999. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

		Term of office†	Principal occupation(s) during past 5 years;
	Position(s) held	and length of	number of portfolios in Fund complex
Name, address, and age	with Fund	time served	for which person serves as officer

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 51	Vice President	Since 1996	Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of six investment companies (consisting of 10 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 50	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

		Term of office†	Principal occupation(s) during past 5 years;
	Position(s) held	and length of	number of portfolios in Fund complex
Name, address, and age	with Fund	time served	for which person serves as officer

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) prior to which she was an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 38	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

		Term of office†	Principal occupation(s) during past 5 years;
	Position(s) held	and length of	number of portfolios in Fund complex
Name, address, and age	with Fund	time served	for which person serves as officer

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kevin McIntyre*; 41	Vice President	Since 2005	Mr. McIntyre is a director (since 2003) and portfolio manager (since 2005) of UBS Global AM—Americas region. He is also head of municipal trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM—Americas region. Mr. McIntyre is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

		Term of office†	Principal occupation(s) during past 5 years;
	Position(s) held	and length of	number of portfolios in Fund complex
Name, address, and age	with Fund	time served	for which person serves as officer

Eric Sanders*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partners Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

		Term of office†	Principal occupation(s) during past 5 years;
	Position(s) held	and length of	number of portfolios in Fund complex
Name, address, and age	with Fund	time served	for which person serves as officer

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003), a member of the UBS Global Asset Management Executive Committee (since 2001) and a member of the board of Adams Street Partners, LLC (since 2008). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 102 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 46	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Officers of the Fund are appointed by the directors and serve at the pleasure of the board.

Other information
Beneficial ownership of shares

As of April 30, 2008, management believed that the following persons owned beneficially 5% or more of the common stock of the Fund based upon a review of public filings:

		Amount of
Title of class	Name and address of beneficial owner	beneficial ownership	Percent of class

Common Stock	Karpus Management, Inc. d/b/a/ Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	1,383,614	6.71%*

Common Stock	Bulldog Investors, Phillip Goldstein and Andrew Dakos 60 Heritage Drive, Pleasantville, NY 10570	1,090,806	5.29%**

*	Karpus Management, Inc. made the filing upon which this information is based for a reporting event occurring on February 14, 2008. Percent of class is based on the number of shares outstanding as of April 30, 2008.
**	Bulldog Investors made the filing upon which this information is based for a reporting event occurring on March 17, 2008. Percent of class is based on the number of shares outstanding as of April 30, 2008.

Section 16(a) beneficial ownership reporting compliance

The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any board member or officer.

Shareholder proposals

Any shareholder who wishes to submit proposals to be considered at the Fund’s 2009 annual meeting of shareholders should send such proposals to the Secretary of the Fund at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than January 30, 2009. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Other business

Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund. By order of the board of directors,

Mark F. Kemper
Vice President and Secretary

May 30, 2008

It is important that you execute and return your proxy promptly.

Exhibit A

Audit Committee Charter, amended and restated as of May 12, 2004 (with revisions through May 2007)

Establishment and purpose
This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of each fund (the “Fund”) advised by UBS Global Asset Management (Americas) Inc. (“UBS Global”) listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to assist Board oversight of (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications and independence and (4) the performance of the Fund’s independent auditors.

In performing its Board oversight assistance function, the Committee will, among other things (a) oversee the scope of the Fund’s audit, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (b) approve, and recommend to the Board, for ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, as well as determining the compensation thereof; and (c) pre-approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors.

Duties and responsibilities
Audit oversight.    The Fund’s independent auditors are accountable to the Committee.

The Committee shall:

1.	Approve, and recommend to the Board for the Board’s ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global and

[1]	The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global or the Fund’s officers).

3.	Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; receive periodic reports from the independent auditors regarding the independent auditors’ independence (including receiving the independent auditors’ specific representations as to independence consistent with current statements of the Independence Standards Board); and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

4.	Review, in consultation with the independent auditors, the scope of the Fund’s proposed audit each year, including the audit procedures to be utilized, and certain other matters in connection with the Fund’s financial statements.

5.	Inquire of UBS Global and the independent auditors as to the Fund’s qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

6.	[Closed-end Funds only] Review and discuss the Fund’s audited annual financial statements and unaudited semiannual reports with UBS Global and, in the case of the audited financials, the independent auditors, including the Fund’s disclosure of management’s discussion of Fund performance.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

7.	Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, or any subsequent Statement, and management’s response.

8.	Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1, or any subsequent Statement.

9.	Review, in consultation, as appropriate, with the independent auditors and Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund’s service providers.

10.	Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent auditors and the Fund, UBS Global, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter received from a regulatory or self-regulatory organization addressed to the Fund, UBS Global or the Fund’s sub-adviser(s), if any, that relates to services rendered to the Fund.

11.	Establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures (set forth on Appendix C hereto) for the confidential, anonymous submission by Fund officers or employees and the Fund’s investment adviser (including sub-advisers, if any), administrator(s), principal underwriter or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters related to the Fund.

12.	Request that the independent auditors report to the Committee on any unusual items or matters discovered during the course of any semi-annual or other reviews.

13.	[Closed-end Funds only] Consider and, if appropriate, recommend the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund’s officers and UBS Global; and prepare the audit committee report required to be included in the Fund’s proxy statement for its annual meeting of shareholders.

14.	[Closed-end Funds only] At least annually, obtain and review a report by the Fund’s independent auditors describing (i) the independent auditors’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (iii) (to assess the independent auditors’ independence) all relationships between the independent auditor and the Fund.

15.	[Closed-end Funds only] Discuss in general the Fund’s periodic earnings releases, as well as any financial information and earnings guidance provided to analysts and rating agencies.

16.	[Closed-end Funds only] Discuss policies with respect to risk assessment and risk management.

17.	[Closed-end Funds only] Review hiring policies of UBS Global and the Fund, if any, for employees and former employees of the Fund’s independent auditors.

18.	[Closed-end Funds only] Prepare an annual performance evaluation of the Committee for the Board’s review.

19.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

In performing its duties, the Committee shall be provided by UBS Global, the Fund’s sub-advisor(s), if any, or the Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities, shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, UBS Global, the Fund’s sub-advisor(s), if any, the Fund’s counsel and the Fund’s other service providers and, as it determines necessary to carry out its duties and at the Fund’s expense, may engage outside advisors and consultants. In carrying out its functions, the Committee shall meet separately, periodically, with management and with the Fund’s independent auditors. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

Composition
The Committee shall have a minimum of three members and shall be composed of a number of Board members, each of whom has been determined not to be an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”), as the Board shall determine from time to time. Each member of the Committee must also meet the independence and experience requirements as set forth in Sections 303A.07(a) and 303.01(b)(2)(a) of the New York Stock Exchange’s Listed Company Manual, in each case as applicable to closed-end Funds. The Committee shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”). The Chairperson shall serve for a term of three years, which term may be renewed from time to time.2

In addition, the Board shall use its best efforts to ensure that at least one member of the Committee is an “audit committee financial expert,” as determined under the rules of the Securities and Exchange Commission. Appendix B sets forth the audit committee financial expert requirements as of the date of this amended and restated Charter. In the event that the Committee does not have at least one such audit committee financial expert, the nominating committee of the Board shall endeavor to identify and recommend to the Board a candidate that meets such requirements or, in the event the Board does not, at such time, have a nominating committee, the Board shall designate the Independent Board Members as a committee to identify and recommend to the Board a candidate that meets such requirements.

For those Funds listed on the NYSE, no member of the Committee may serve on the audit committees of more than three public companies, including all Funds managed by UBS Global (deemed for these purposes to be a single public company), unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively.

[2]	In the case of a newly-organized UBS fund, the Chairperson’s term will be coterminous with those of the other UBS funds listed on Schedule A, even if such term is shorter than three years.

Meetings
The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund’s counsel, UBS Global, the Fund’s sub-adviser(s), if any, the Fund’s independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund’s independent auditors at least once a year outside the presence of the Fund’s officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund’s officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee’s members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting
The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

Limits on role of committee
While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund’s audit or for determining whether the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Fund, it is not the duty or the responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of the Fund’s financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments
This Charter may be amended by a vote of a majority of the Board members.

Appendix A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
Master Trust
*Strategic Global Income Fund, Inc.
*Global High Income Fund Inc.
*Investment Grade Municipal Income Fund Inc.
*Insured Municipal Income Fund Inc.
*Managed High Yield Plus Fund Inc.

*	Closed-end Funds. The duties and responsibilities of any provision applicable exclusively to closed-end funds apply to these funds only.

Appendix B

Audit committee financial expert requirements

An “audit committee financial expert” is a person who has the following attributes:

an understanding of generally accepted accounting principles and financial statements;

the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

an understanding of internal controls and procedures for financial reporting; and

an understanding of audit committee functions.

A person must have acquired such attributes through one or more of the following:

education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

other relevant experience.

Appendix C

Policies of the audit committee regarding concerns or complaints relating to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund

Introduction
The following policies are adopted by the Board of each fund (“Fund”) advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) listed on Appendix A to the Fund’s Audit Committee Charter (“Charter”).

These policies shall constitute an amendment to, and a part of, the Charter and shall be designated as Appendix C to the Charter. These policies constitute the procedures to be established pursuant to Item 11 of “Duties and Responsibilities—Audit Oversight” in the Charter; however, the Board has decided to extend the benefit of these policies to all Funds, not just those exchange-listed Funds that are required to establish such procedures pursuant to Section 301 of the Sarbanes-Oxley Act and Rule 303A of the New York Stock Exchange Inc. Listed Company Manual.

These policies establish (1) procedures for the receipt, retention and treatment of complaints received by the Fund (including Fund officers) regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund, (2) procedures for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the investment adviser (and sub-advisor, if applicable), administrator (and sub-administrator, if applicable), principal underwriter (if any), or any other provider of accounting related services for the Fund (each a “Service Provider”) and (3) protections for such persons bringing complaints or concerns to the attention of the Board’s Audit Committee (the “Committee”).

Reporting
It is expected that all board members and officers, as well as employees of each Service Provider, will report promptly any concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund. Employees of Service Providers (including Fund officers) should first consider exhausting any internal reporting mechanisms at their firm before directly contacting the Chairperson of the Committee (or in the event of a potential conflict involving such person, any other member of the Committee). If such a person does not receive a satisfactory response within a reasonable period of time, or if he or she believes that utilizing internal reporting mechanisms would be futile or otherwise undesirable, he or she should (1) in the case of Service Providers under the supervision of UBS Global AM (e.g., State Street Bank and Trust or PFPC, Inc.), contact UBS Global AM via the “ethics hotline” and/or mailbox referenced below (unless such person believes that using such “ethics hotline” and/or mailbox would be futile or otherwise undesirable, in which case he or she should report concerns as directed in the remainder of this sentence); or (2) in the case of all other persons, contact the Chairperson of the Committee directly (or in the event of a potential conflict involving such person, any other member of the Committee).

The Committee requests that each Service Provider promptly inform it of complaints or concerns received from its employees pursuant to these or any similar policies it may have if such complaints or concerns are reasonably believed to relate to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund.

The Committee directs UBS Global AM to communicate these policies to its primary contact(s) at each other Service Provider. Each Service Provider, including UBS Global AM, shall be directed to make these methods by which complaints or concerns can be communicated known to its employees who are primarily involved in accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund that could reasonably be expected to impact the Fund. If any Service Provider refuses such request, UBS Global AM shall notify the Committee of the Service Provider’s reasons for non-cooperation, and the Committee shall recommend to the Board such actions as it believes appropriate.

Non retaliation
The Fund prohibits any form of retaliation being taken against any board member or officer, and shall request that each Service Provider not take any form of retaliation against its employees, as a result of such person lawfully engaging in any of the following “Covered Activities”:

1.	reporting concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund; or

2.	assisting in an internal or external investigation conducted by the Fund or a Service Provider regarding such concerns or complaints; or

3.	filing, testifying, participating or otherwise assisting in a criminal or regulatory proceeding relating to the Fund or a Service Provider.

To the extent possible, the Board shall seek assurances from Service Providers that they shall not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of his or her employment because such employee has made a report of a concern or complaint or engaged in any other Covered Activities under these policies. In addition, the Board shall seek assurances from Service Providers that they shall not knowingly, with the intent to retaliate, take any action harmful to any employee, including interference with the lawful employment or livelihood of any person, for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any crime.

Confidentiality
Reasonable efforts will be made to keep a reporting person’s identity confidential. In certain circumstances, however, it may be possible that in the course of the investigation, facts must be disclosed that would require the identity of the reporting person to be disclosed. Accordingly, in such circumstances, it is not possible to give a blanket guarantee of confidentiality. However, the Committee shall take all reasonable steps (and ask its Service Providers to make reasonable efforts) to attempt to safeguard the submission of information on a confidential basis.

A Fund Person or Service Provider employee may submit information anonymously to the Committee through a letter addressed directly to the Chairman of the Committee (or in the event of a potential conflict involving such person, to any other member of the Committee) at the Chairman’s (or other Committee member’s) address as specified in the Fund’s Annual Report to Shareholders. The Committee recognizes that certain Service Providers have established their own procedures for the confidential, anonymous receipt of concerns or complaints and requests that Service Providers promptly report to the Committee any concerns or complaints relating to the matters discussed herein.

Ethics hotline & mailbox
Where circumstances preclude the use of conventional channels, UBS Global AM has established an ethics hotline and a physical mailbox to facilitate the confidential, anonymous submission of concerns regarding potential legal/regulatory violations and questionable accounting or auditing matters or other matters relating to the operations of a Fund or other ethical dilemmas. The hotline is available for leaving a voicemail message 24-hours a day, seven days a week. In order to protect confidentiality, only the UBS Global AM General Counsel and Chief Compliance Officer will be authorized to retrieve messages. Please utilize the hotline and the mailbox only for this stated purpose. The ethics hotline number is 877-882 9373. Written submissions should be addressed to: UBS Global Asset Management (Americas) Inc., Attn: ETHICS, 51 West 52nd Street, New York, NY 10019-6114.

Breach of this policy
Retaliatory conduct which amounts to a breach of this policy could result in criminal or regulatory sanctions or civil liability or have an adverse effect on the Fund’s or a Service Provider’s reputation. As a result, a breach of this policy may constitute gross misconduct and may result in disciplinary action up to and including dismissal from service as a board member or officer, or with respect to a Service Provider, the Board’s decision to terminate any Fund contracts or other relationships with the Service Provider.

Retention and treatment of information regarding concerns and complaints
The Committee minutes shall reflect the receipt, retention and treatment of information received pursuant to this policy. The Committee shall have the power to obtain the resources it deems necessary and appropriate to investigate any information regarding such concerns or complaints, including obtaining the assistance of special counsel, auditors or other advisors or consultants to assist it in carrying out its responsibilities.

(May 2004, with revisions through May 2007)

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Exhibit B

Nominating and corporate governance committee charter, amended and restated as of February 7, 2007

Establishment and purpose
This document serves as the Charter for the Nominating and Corporate Governance Committee (the “Committee”) of the Board of each fund (the “Fund”) advised by UBS Global Asset Management (Americas) Inc. listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) identify individuals qualified to serve as members of the Board of Directors/Trustees (the “Board”) of each Fund; (b) make recommendations to the Board on the composition of the Board; (c) recommend committee assignments and responsibilities to the Board; (d) make recommendations to the Board regarding corporate governance matters and responsibilities; and (e) periodically assess the functioning of the Board and its committees (including the Committee).

Composition
1.	The Committee shall consist of three or more Board members who are not “interested persons” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”). Each member of the Committee must also meet the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange (the “NYSE”). Each Committee member shall serve until a successor to such member is duly elected or qualified or until such member’s resignation or removal from the Board or the Committee.

2.	The Committee shall elect a chairperson (the “Chairperson”) of the Committee, who shall preside over Committee meetings.

3.	The compensation of the Chairperson and the Committee members shall be as determined by the Board.

Nomination and appointment policy
1.	The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.	In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

•	whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE cited above and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•	the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight,

•	the interplay of the candidate’s experience with the experience of other Board members; and

•	the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.	While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Fund shareholders if a vacancy occurs among those Board members who are Independent Board Members. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund’s disclosure documents. The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

4.	The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

Duties and responsibilities
1.	The Committee shall identify individuals believed to be qualified to become Board members and recommend to the Board the nominees to either (i) be elected by the Board or (ii) stand for election as Board members at the annual or special meeting of shareholders, as applicable.

2.	The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

3.	The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Board members, including, as it deems necessary, any term limits and mandatory retirement age.

4.	The Committee shall review, as it deems necessary, and make recommendations to the Board with regard to the compensation of Board and committee chairpersons.

5.	The Committee shall have the authority to retain and terminate any search firm to be used to identify Board nominees, subject to the Board’s sole authority to approve the search firm’s fees and other retention terms.

6.	The Committee shall be responsible for overseeing an annual evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare a summary of the performance of the Board and its committees, to be discussed with the Board.

7.	The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to (a) the nomination of the Board or any committee members, (b) corporate governance matters and (c) Board and committee evaluation matters.

Subcommittees
1.	The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Meetings
1.	The Committee shall meet at such times as it deems necessary or appropriate to carry out its duties. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may also take action by unanimous written consent.

2.	One-half of the Committee’s members shall constitute a quorum, if at least two members are present. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

3.	The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

4.	The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

Reporting
1.	The Chairperson shall report to the Board on the result of the Committee’s deliberations and make such recommendations as deemed appropriate.

Amendments
1.	This Charter may be amended by a vote of a majority of the Board members.

Schedule A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
Master Trust
Strategic Global Income Fund, Inc.
Global High Income Fund Inc.
Investment Grade Municipal Income Fund Inc.
Insured Municipal Income Fund Inc.
Managed High Yield Plus Fund Inc.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Common Stock Proxy — Insured Municipal Income Fund Inc.

ANNUAL MEETING OF SHAREHOLDERS – July 17, 2008

The undersigned hereby appoints as proxies Keith A. Weller and Cathleen Crandall and each of them (with full power of substitution) to represent the undersigned and to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment or postponement thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. This proxy is solicited on behalf of the Board of Directors of Insured Municipal Income Fund Inc.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC, Inc., P.O. Box 43111, Providence, RI 02940-5102. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE	SEE REVERSE SIDE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	x

Annual Meeting Proxy Card	Common Stock Proxy

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.
1.	Election of Directors:	01 - Richard Q. Armstrong	02 - Alan S. Bernikow	03 - Bernard H. Garil	04 - Heather R. Higgins

Mark here to vote FOR all nominees

Mark here to WITHHOLD vote from all nominees

	01	02	03	04
For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

B	Change of Address/Comments
Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should confirm exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or other entity, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: “ABC Corp. John Doe, Treasurer”.

Sign exactly as name appears hereon.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 (if held jointly)
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

APS Proxy — Insured Municipal Income Fund Inc.

Annual Meeting of Shareholders – July 17, 2008

The undersigned hereby appoints as proxies Keith A. Weller and Cathleen Crandall and each of them (with full power of substitution) to represent the undersigned and to vote for the undersigned all shares of preferred stock of the undersigned at the aforesaid meeting and any adjournment or postponement thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. This proxy is solicited on behalf of the Board of Directors of Insured Municipal Income Fund Inc.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC, Inc., P.O. Box 43111, Providence, RI 02940-5102. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE	SEE REVERSE SIDE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	x

Annual Meeting Proxy Card	Preferred Stock Proxy

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.
1.	Election of Directors:	01 - Richard Q. Armstrong	02 - Alan S. Bernikow	03 - Richard R. Burt
		04 - Meyer Feldberg	05 - Bernard H. Garil	06 - Heather R. Higgins

Mark here to vote FOR all nominees

Mark here to WITHHOLD vote from all nominees

	01	02	03	04	05	06
For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

B	Change of Address/Comments
Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should confirm exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or other entity, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: “ABC Corp. John Doe, Treasurer”.

Sign exactly as name appears hereon.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 (if held jointly)
/ /